                                                                   EXHIBIT 10(e)

                                    GUARANTY

INTRODUCTORY NOTE. This Guaranty may be used for one or more Guarantors or with respect to one or more Debtors. If there is only one Guarantor or only one Debtor, then any reference herein to "the Guarantors", "any Guarantor", "each Guarantor" or the like, or to "the Debtors", "any Debtor", "each Debtor" or the like, shall be understood to refer to the Guarantor or to the Debtor, respectively. All capitalized terms in this Guaranty are defined in Section 19.

PREAMBLE. Each of the undersigned (each a "Guarantor" and collectively the "Guarantors") expects to derive direct and/or indirect benefits from the Bank's giving or continuing financial accommodations to any of the Debtors. The Bank is unwilling to give or continue financial accommodations to the Debtors without the guaranty of payment of each of the Guarantors as set forth in this Guaranty. It is a condition precedent to the Bank's giving or continuing these financial accommodations to any of the Debtors that the Guarantors shall have executed and delivered this Guaranty to the Bank. In consideration of the premises and in consideration of financial accommodations given or to be given or continued to any of the Debtors by the Bank, and in order to induce the Bank to give or continue financial accommodations to any of the Debtors, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Guarantors, the Guarantors hereby jointly and severally represent and warrant to, and covenant and agree with, the Bank as follows:

1. GUARANTY. The Guarantors hereby jointly and severally, irrevocably and unconditionally (a) guarantee to the Bank the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) by the Debtors of all Obligations, and (b) agree to pay to the Bank all Additional Liabilities immediately when due or on demand. This Guaranty is the primary obligation of the Guarantors and is limited as provided in subsection (b) on the signature page hereto. The Bank may enforce this Guaranty against any Guarantor and/or any Credit Enhancement provided by any Guarantor without any prior or contemporaneous enforcement of any of the Obligations against any other Obligated Party or Credit Enhancement.

2. GUARANTY ABSOLUTE. This Guaranty is a continuing, absolute and unconditional guaranty of payment and not of collection, and shall remain in full force and effect until payment in full of all amounts payable under this Guaranty, notwithstanding that at any time and from time to time (i) the Debtors may be free from any Obligations or (ii) the Obligations may exceed the amount of the Liabilities of the Guarantors hereunder, and regardless of how long before or after the date hereof any of the Obligations were or are incurred, and regardless of whether any financial accommodation resulting in an Obligation was or shall be given or continued by the Bank in contemplation of this Guaranty. Each Guarantor waives all Defenses and Claims with respect to this Guaranty and/or any Credit Enhancement provided by such Guarantor. All Obligations shall be conclusively presumed to have been created in reliance hereon.

Without limiting any other provisions hereof, none of the following (whether occurring prior to, simultaneously with or subsequent to the date hereof) shall give rise to a Defense or Claim with respect to this Guaranty and/or any Credit Enhancement provided by any Guarantor, and each Guarantor waives all such Defenses and Claims that might otherwise arise therefrom, and the joint and several liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     (a) the death, incompetence or disability of any Obligated Party, or any law (including, to the fullest extent permitted by law, any statute of limitations), regulation, order, stay, injunction or prohibition now or hereafter in effect in any jurisdiction that would give rise to a Defense or Claim available to any Obligated Party, or any other fact or circumstance that may result in or constitute a Defense or Claim available to any Obligated Party;

     (b) any lack of genuineness, validity, legality, regularity or enforceability of any of the Liabilities or of any Document (including but not limited to any determination that any Obligated Party (i) was not a duly organized and validly existing Entity or (ii) lacked the authorization or capacity to incur any of the Liabilities);

     (c) any payment made by, or amount received or collected by the Bank from, any other Person in respect of any of the Liabilities or of any other Debt of any Debtor;

     (d) any revocation, early termination, rejection, disaffirmance, cessation, impairment or suspension for any cause whatsoever of (i) any of the Liabilities or (ii) the validity, binding effect or enforceability of any of the Liabilities or of any Document, except that any Guarantor may deliver to the Bank a written notice of revocation signed by such Guarantor, which may revoke such Guarantor's Liabilities (but not of any other Guarantor) under this Guaranty, provided that such notice shall not affect such Guarantor's Liabilities with respect to any Nonrevocable Obligations, and such Guarantor waives all rights to revoke any Liabilities with respect to any Nonrevocable Obligations and shall remain fully liable with respect thereto;

     (e) any loss or non-perfection of, or any inability to foreclose or otherwise realize on, any Credit Enhancement;

     (f) if a Guarantor is a partnership or joint venture, the death, incompetence, retirement or withdrawal of one or more partners or joint venturers, or the accession of one or more new partners or joint venturers, or the dissolution (by operation of law or otherwise) of such Guarantor;

     (g) any Transfer or purported Transfer by any Guarantor of any of the Liabilities;

     (h) any action or omission referred to in Section 4 or 5;

     (i) any event or events, whether with or without the consent of, or notice to, any of the Guarantors (even if known to the Bank or any of its Agents and not known to any of the Guarantors), which result or results in any change, whether or not material, in (i) the business, assets, liability or financial condition of any of the Debtors, (ii) the identity of any of the Debtors (whether by consolidation, merger, reorganization, change in form or structure, change in membership if the Debtor is a partnership, joint venture or the like, change in control, change in management, or otherwise), (iii) any relationship (whether business, financial, personal or otherwise) between any of the Debtors and any of the Guarantors or (iv) the degree of risk assumed by any of the Guarantors hereunder.

3. PAYMENT. Any payment made under this Guaranty shall be paid to the Bank at its offices in New York City, or at such other place as the Bank may designate, in immediately available funds in the Currency in which the applicable Liabilities are denominated.

4. WAIVER. Without limiting any other provisions of this Guaranty, each Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) notice of any Obligation to which this Guaranty may apply, (c) notice or proof of reliance by the Bank upon this Guaranty, (d) promptness, (e) diligence, (f) presentment,
(g) demand for payment, (h) notice of dishonor or nonpayment of, or with respect to, any of the Obligations, (i) notice of any legal action or proceeding or any demand or any other action against, or any other notice to, any Obligated Party, and (j) any requirement that the Bank exhaust any right or take any action against or with respect to any other Obligated Party or any Credit Enhancement.

5. PERMITTED BANK ACTIONS AND OMISSIONS. As to each Guarantor, the Bank and its Agents may, without giving rise to any Defense or Claim, at any time upon or without any terms or conditions, in whole or in part, and without the consent of, or notice to, any Guarantor:

     (a) change the Currency, time, manner or place of payment or performance (whether before or after maturity) or extend, renew, change, alter, amend, modify or waive any of the terms of any of the Liabilities or any Document (except for this Guaranty and the Cash Collateral Agreement, any change to which would require Guarantor's consent);

     (b) increase or decrease any of the Liabilities, including but not limited to the amount of principal or the amount or rate of any interest, fees, charges or other amount payable;

     (c) (i) sell, exchange, realize upon, foreclose, release or surrender, or fail so to do with respect to, or (ii) impair or fail to take any steps necessary to care for, preserve, protect, secure, insure or obtain, or (iii) impair or fail to take any steps necessary to perfect (including any failure to make any filing or recording, or the making or any improper filing or recording
of) any security interest or other rights in, or (iv) otherwise deal or fail to deal with, any Credit Enhancement or Subrogation Rights in any manner and in any order;

     (d) exercise or refrain from exercising any rights against any other Obligated Party or any other Person or otherwise act or refrain from acting;

     (e) (i) discharge, release, settle with or compromise with any other Obligated Party or other Person and/or (ii) consent to or waive any breach of, any departure from, or any act, omission or default under, any Document; or

     (f) fail to notify any of the Guarantors or any other Person (even if known to the Bank or any of its Agents and not known to any of the Guarantors) of any change, whether or not material, relating to any of the Debtors or of any other Person, including but not limited to any of the matters set forth in Section 2(i).

6. BANK STATEMENTS. Any statement, certificate, notice or the like submitted by the Bank to any of the Debtors and/or to any of the Guarantors, setting forth the amount or amounts of any or all of the Obligations and/or Liabilities, shall be prima face evidence thereof, and each Guarantor agrees to be bound thereby absent manifest error. The Guarantors shall have the burden of proving conclusively any such alleged manifest error. Absent such manifest error proven conclusively by the Guarantors, the Guarantors agree not to contest any such amount.

7. EXPENSES; CURRENCY; INTEREST. Each of the obligations set forth in this Section shall be a separate obligation payable on demand, with respect to which the Guarantors shall be jointly and severally liable to the Bank as an alternative or additional cause of action or claim.

     (a) The Guarantors shall indemnify and hold the Bank harmless against all Expenses.

     (b) If the Bank does not receive payment of any of the Liabilities in any amount of Currency when due, the Bank may, at its option, require the Guarantors to pay the equivalent of such amount in any other Currency (including but not limited to the lawful Currency of the United States) computed at the Bank's selling rate for such Currency at the place where such amount is payable. The receipt by the Bank of any amount in respect of any of the Liabilities in a Currency other than that in which such amount was originally due, whether pursuant to a judgment or arbitration award or pursuant to the provisions of this Guaranty or any Agreement or otherwise, shall not discharge the Guarantors with respect to any of such Liabilities except to the extent that on the first day on which the Bank is open for business immediately following such receipt, the Bank shall be able, in accordance with normal banking practice, to purchase the Currency in which such amount was due with the Currency received. Notwithstanding any such judgment or arbitration award, the Guarantors shall in any event indemnify the Bank against all losses sustained and all costs incurred by it in making any such purchase of Currency.

     (c) Any amount payable hereunder shall bear interest from the date due until payment is received or recovered by the Bank in the Currency in which such amount was due at the place at which it was payable, at the Applicable Interest Rate.

8. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to the Bank that each of the following is true, accurate and complete as of the date of such Guarantor's execution of this Guaranty, and acknowledges that the Bank's giving or continuing of financial accommodations to any of the Debtors is made in reliance thereon.

     (a) If such Guarantor is a natural person, he or she has the legal capacity to execute and deliver this Guaranty and is doing so in his or her capacity as an individual and not in any representative capacity on behalf of any other Person, notwithstanding any reference to any office, title or the like next to such Guarantor's signature on this Guaranty.

     (b) If such Guarantor is an Entity, it is an Entity duly organized, legally existing and in good standing under the laws of the jurisdiction in which it has been organized.

     (c) Such Guarantor has full right, power and authority to enter into, execute and deliver this Guaranty and to perform all matters required to be performed by such Guarantor hereunder; the execution and delivery of this Guaranty by or on behalf of such Guarantor to the Bank is fully and unconditionally authorized; such Guarantor has duly executed and delivered this Guaranty pursuant to lawful authority; and this Guaranty constitutes such Guarantor's legal, valid and binding obligation enforceable in accordance with its terms.

     (d) Such Guarantor, to the best of Guarantor's knowledge, is duly licensed or qualified to do business in all states and jurisdictions where such licensing or qualification is necessary.

     (e) The execution and delivery by such Guarantor of this Guaranty is not, and the performance by such Guarantor of any such Guarantor's obligations hereunder will not be, in contravention of, or cause any breach or default pursuant to (i) any provision of law, (ii) any charter or by-law provision of Guarantor, or (iii) any covenant, indenture or Agreement of or affecting such Guarantor or any of such Guarantor's assets.

     (f) No consent (other than the consent of JP Morgan Chase Bank, N.A., and the other lenders under the Syndicated Credit Agreement) of any Person and no consent, license, permit approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty (including, without limitation, the payment to the Bank at the applicable place in the applicable Currency).

     (g) None of the Guarantors is or would be required to make any deduction or withholding, on account of taxes or other governmental charges, from any payment to be made by such Guarantor under this Guaranty, and this Guaranty is not liable to any registration tax, stamp duty or similar tax or duty imposed by any governmental authority.

     (h) No litigation, arbitration, investigation or proceeding of or before any court, arbitrator or administrative or governmental authority is currently pending or, to the knowledge of such Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated hereby, or (ii) against or affecting such Guarantor, or any of such Guarantor's assets, or (iii) which could affect the business operations, assets, liabilities or condition, financial or otherwise, of such Guarantor or such Guarantor's ability to enter into, execute or deliver this Guaranty or prejudice in a material manner such Guarantor's ability to fulfill such Guarantor's obligations pursuant to this Guaranty.

     (i) Intentionally omitted.

     (j) To the best of Guarantor's knowledge, there is no fact that such Guarantor has not disclosed to the Bank in writing that could adversely affect such Guarantor's business, operations, assets, liabilities or condition, financial or otherwise, or ability to perform under this Guaranty or the Bank's assessment thereof.

     (k) Such Guarantor is not, and upon such Guarantor's execution and delivery of this Guaranty to the Bank such Guarantor will not be, Insolvent; in exchange for executing and delivering this Guaranty to the Bank, such Guarantor has received or will have received Reasonably Equivalent Value; such Guarantor's execution and delivery of this Guaranty does not constitute a Fraudulent Transfer; such Guarantor's execution and delivery of this Guaranty is not made with intent to hinder, delay or defraud any Creditor; and this Guaranty cannot be set aside, avoided or rendered unenforceable in whole or in part by virtue of any Fraudulent Transfer Law.

     (l) Such Guarantor has not provided any Credit Support with respect to the Debt of any Person other than (i) this Guaranty and (ii) the Syndicated Credit Agreement.

     (m) Such Guarantor believes that (i) the Guarantors do not have any Defense or Claim with respect to this Guaranty, any Credit Enhancement or any of the Liabilities, and (ii) there do not exist any facts and circumstances that could result in or constitute any such Defense or Claim.

     (n) Such Guarantor has independently investigated, without reliance on the Bank, and is fully familiar with, (i) the identity, status and financial condition of each Debtor, (ii) all relationships, if any (whether business, financial, personal or otherwise), between and/or among any and all of the Debtors and any and all of the Guarantors, and (iii) the degree of risk assumed by such Guarantor hereunder. The Guarantor is the sole shareholder of the Debtor.

     (o) Such Guarantor has not relied upon and has not been induced to execute and deliver this Guaranty or to purchase any interest in any of the Debtors or any other Person or to take or refrain from taking any other action as a result of any Agreement, representation, warranty, statement, recommendation or information made or purportedly made by or on behalf of the

Bank or any of its Agents, whether express or implied, written or oral, direct or indirect, and whether prior to or simultaneously with the date hereof.

     (p) Neither the Bank nor any of its Agents has represented or indicated that the Bank will not enforce any provision of any Document.

9. CONTRIBUTION; SUBORDINATION; SUBROGATION.

     (a) If and to the extent that any Guarantor (the "Paying Guarantor") makes payment in respect of this Guaranty, then in furtherance and not limitation of any rights that the Paying Guarantor may have in law or equity, each other Guarantor shall have an obligation, upon demand by the Paying Guarantor, to pay to the Paying Guarantor an amount equal to the quotient of (x) the amount so paid by the Paying Guarantor, divided by (y) the total number of Guarantors.

     (b) All direct or indirect claims and rights (whether for moneys advanced, services performed or assets sold and delivered or on account of any Subrogation Rights, whether for an indeterminate amount, a sum certain or a contingent claim), now existing or hereafter arising which any Guarantor may have against any other Obligated Party shall be subject and subordinate to the prior payment in full to the Bank of all of the Liabilities. Each Guarantor hereby assigns and transfers to the Bank, effective upon demand by the Bank for payment by such Guarantor of any amount hereunder, all such claims and rights and any proceeds thereof, and agrees that the Bank may, in its discretion, make and present in any bankruptcy or other proceeding such proofs or claims with respect thereto as the Bank may deem expedient or proper and may vote such proofs or claims in any such proceeding. Each Guarantor shall deliver upon demand by the Bank such additional documents as the Bank may request to evidence such subordination, assignment and transfer, including without limitation duly executed assignments. At any time when all the Liabilities shall not have been paid in full, each Guarantor shall (i) as trustee for the Bank, enforce all claims and rights against any other Obligated Party or any Credit Enhancement and collect all sums due from any other Obligated Party or any Credit Enhancement or with respect to any of the Liabilities, (ii) hold any amounts received on account thereof in trust for the benefit of the Bank, and (iii) pay all such amounts immediately to the Bank to be applied to the Liabilities, together with interest on all such amounts from the date of such receipt until paid to the Bank at the Applicable Interest Rate, without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

     (c) Until all of the Liabilities shall have been paid in full, each Guarantor shall have no Subrogation Rights, and waives any right to enforce any right or remedy which the Bank has or may hereafter have against any other Obligated Party or in or against any Credit Enhancement.

10. REINSTATEMENT. If (a) claim is ever made on the Bank for repayment or recovery of any amount received in payment or on account of any of the Obligations, and (b) the Bank repays all or part of such amount by reason of (i) any judgment, decree, order or award of any court, administrative body, arbitration panel or the like or (ii) any settlement or compromise of any such claim effected by the Bank with any such claimant (including any Obligated Party), then any such judgment, decree, order, award, settlement or compromise shall be binding upon all of the Guarantors, notwithstanding the release or cancellation of any Document, and the Guarantors shall be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Bank. The Bank shall have no obligation to release or cancel this Guaranty, notwithstanding the payment or recovery in full of all of the Liabilities and/or the release or cancellation of any other Document. Notwithstanding the foregoing, the Bank, if all of the Liabilities are paid in full, shall execute a release in favor of Guarantor in form and substance satisfactory to the Bank, including, without limitation, so-called "claw-back" provisions, provided that the Pledgor shall have paid the out-of-pocket costs to the Bank in preparing and/or negotiating such a release.

11. AGREEMENTS, REPRESENTATIONS, AMENDMENTS AND WAIVERS. No Agreement or representation by the Bank, and no amendment or waiver of any provision of this Guaranty nor consent to any departure therefrom by any of the Guarantors shall be effective unless in writing and duly signed by at least two duly authorized officers of the Bank, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Bank to exercise, and no delay in exercising, any right under any Document or otherwise, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. In the case of any Agreement (including but not limited to any Commitment) given or made by the Bank to any Person or Persons (which may or may not include one or more of the Guarantors), (a) such Agreement shall not inure to the benefit of any of the Guarantors to whom such Agreement was not given or made by the Bank (the "Other Guarantor" or "Other Guarantors"), (b) none of the Other Guarantors shall be deemed to be a third party beneficiary thereof, (c) the Bank shall have absolutely no responsibility or liability to any of the Other Guarantors with respect to any breach thereof or failure by the Bank to abide by, or comply with, any such Agreement, and (d) each of the Other Guarantors waives and gives up any rights that each such Other Guarantor may have, on account of any such Agreement or any such breach or failure, to assert any Defense or Claim against the Bank.

12. CUMULATIVE RIGHTS; RESERVATION OF RIGHTS; ARMS' LENGTH TRANSACTION. Subject to subsection (b) on the signature page hereto, the rights and remedies herein provided to the Bank are in addition to, and are not exclusive or in substitution for, any rights or remedies available to the Bank at law or in equity or under any other Agreement or other document which any Person (including but not limited to any Guarantor) may have executed or may hereafter execute in favor of or for the benefit of the Bank, all of which are cumulative and may be exercised by the Bank in whole or in part from time to time. The Bank shall be deemed to have reserved its rights against each Guarantor in connection with any settlement, compromise, discharge or release of any other Obligated Party or any Document. The joint and several liabilities of the Guarantors hereunder shall not be reduced or limited by reason of any similar or dissimilar guaranty or other Document executed in favor of the Bank by any Person, and this Guaranty shall be enforceable against each of the Guarantors jointly and severally without regard thereto. This Guaranty represents an arms' length transaction between the Guarantors and the Bank. Each Guarantor agrees and consents that this Guaranty shall not be, and waives any right to require that this Guaranty be, construed against the Bank on the ground that the Bank has prepared it.

13. COVENANTS. Subject to any other written Agreement between the Bank and any Person relating to the same subject matter, each Guarantor shall:

     (a) Intentionally omitted;

     (b) upon reasonable prior notice, permit any of the Bank's Agents to visit such Guarantor's premises during normal business hours and to examine and make photographs, copies and extracts of such Guarantor's books and records for purposes related specifically to this Guaranty (and under suitable conditions of confidentiality);

     (c) take or cause to be taken any and all action that may be reasonably necessary or appropriate (to the extent legally permissible) to cause or permit the Debtors to perform all of the Obligations, and shall not take or cause to be taken any action that may prevent or interfere with any Debtor's performance thereof; and

     (d) not enter into any Agreement or purchase any interest in any of the Debtors or other Persons or take or refrain from taking any other action as a result of or in reliance upon any Agreement, representation, warranty, statement, recommendation or information made or purportedly made by or on behalf of the Bank or any of its Agents, whether express or implied, written or oral, direct or indirect, or prior to, simultaneously with or subsequent to the date hereof.

14. TRANSFERS; SUCCESSORS AND ASSIGNS.

     (a) No Guarantor shall effect or attempt a Transfer of any of the Liabilities without the Bank's prior written consent. Notwithstanding the foregoing, this Guaranty shall be binding upon each Guarantor and upon each Guarantor's executors, administrators, successors, assigns and Transferees (each of which shall be a "Guarantor" hereunder).

     (b) This Guaranty shall inure to the benefit of and be enforceable by the Bank and its successors, assigns and Transferees. Without limiting the foregoing, the Bank may make a Transfer of any and all of the Liabilities and Documents to any other Person without notice to or the consent of any of the Guarantors, and the Transferee shall thereupon become vested with all of the Bank's rights in respect thereof. The Bank is authorized to disclose to any prospective or actual Transferee any information that the Bank may have or acquire about any Obligated Party and any information about any other Person submitted to the Bank by or on behalf of any Obligated Party. Each Guarantor waives all defenses (except such defenses as may be asserted against a holder in due course of a negotiable instrument) which each Guarantor may have or acquire against any Transferee who receives a Transfer of this Guaranty, or any complete or partial interest in it, for value, in good faith and without notice that it is overdue or has been dishonored or of any defense against or claim to it on the part of any Person.

So long as no Event of Default shall have occurred and shall be continuing under the Cash Collateral Agreement, the Bank shall not Transfer this Guaranty, the Cash Collateral Agreement and/or the Collateral to a Person that is not located in the United States of America. After the occurrence and during the continuance of an Event of Default under the Cash Collateral Agreement, the Bank can Transfer this Guaranty, the Cash Collateral Agreement and/or the Collateral to any Person without restriction whatsoever.

15. SECURITY; DEFAULT. As security for all Liabilities of each Guarantor to the Bank, whether direct or contingent, now existing or hereafter arising, Guarantor has pledged to the Bank $400,000,000.00 in an account at the Bank pursuant to the terms of the Cash Collateral Agreement. Upon the occurrence of, or of any condition, event or act which with notice or lapse of time or both would constitute, a default under any Document, the Bank is hereby authorized at any time, without notice to any Guarantor or any other Person, any such notice being hereby expressly waived, to exercise all of its rights and remedies under the Cash Collateral Agreement and at law or in equity. The Guarantors understand that the Bank intends promptly to notify the Guarantors after any such action, provided that the failure to give such notice shall not affect the validity of such action. Subject to subsection (b) on the signature page hereto, the rights and remedies granted to the Bank under this Section shall be in addition to, and not in substitution for, any rights or remedies, including, without limitation, any right of setoff or banker's lien, to which the Bank may otherwise be entitled.

16. NOTICES. All notices and other communications provided for hereunder shall be in writing and, if to the Guarantors, mailed or faxed or delivered to the address set forth on the signature page below, and if to the Bank, mailed or delivered to 1177 Avenue of the Americas, New York, New York 10036, to the attention of the Department, or as to each party at such other address as shall be designated by such party in a written notice to the other party or parties, as the case may be. All such notices and other communications to the Guarantors shall be effective when deposited in the mail, sent by fax or delivered, addressed as aforesaid, and all such notices and other communications to the Bank shall be effective when actually received by the Department.

17. LITIGATION. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in the State of New York without regard to conflict or choice of law rules. Any legal action or proceeding with respect to this Guaranty may be brought in any court of record of the State of New York, County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Guaranty, the Guarantors hereby accept, consent and submit to, generally and unconditionally, the jurisdiction of the aforesaid courts over the Guarantors and their property. Each Guarantor agrees not to, and hereby irrevocably waives the right to, commence a legal action or proceeding against the Bank in any jurisdiction worldwide other than the aforesaid courts, unless the Bank specifically consents thereto in writing. In connection with any action or proceeding between any of the Guarantors and the Bank, each Guarantor agrees not to, and hereby irrevocably waives the right to, interpose (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which such Guarantor may now or hereafter have to the bringing of any such action or proceeding in such jurisdiction and/or (ii) any claim for consequential, special or punitive damages. The Guarantors irrevocably consent to the service of process on each Guarantor in any such action or proceeding by the mailing of copies thereof by certified or registered mail, postage prepaid, to the Guarantors at the address set forth on the signature page below. Nothing herein shall affect the right of the Bank to serve process in any other manner permitted by law or to commence any legal action or proceeding or otherwise proceed against any of the Guarantors in any jurisdiction worldwide.

18. COUNTERPARTS. This Guaranty may be signed in any number of counterparts. Any counterpart signed by any Guarantor (a "Signing Guarantor") shall constitute a full original Guaranty of such Guarantor for all purposes, regardless of whether any counterpart is signed by any other Guarantor. Any reference herein to the execution of this Guaranty shall include the execution of any counterpart. The obligations of any Signing Guarantor hereunder are not conditioned on any other Guarantor's execution of this Guaranty.

19. DEFINITIONS. As used herein, the following terms have the meanings indicated:

Agent: any director, officer, employee, agent or representative.

Additional Liabilities: The liabilities under Sections 7 and 9.

Agreement: an agreement, commitment, covenant, instrument, note, representation, understanding or warranty (including but not limited to any Commitment, Credit Support or Document) given or made to or with any Person.

Applicable Interest Rate: the lesser of (i) 3.125% above the Deposit Rate, or
(ii) the highest lawful rate then permitted by applicable law in the State of New York, or if no such rate exists, the highest lawful rate permitted under such other applicable law as the Bank may choose in its discretion.

Bank: Bank Hapoalim B.M., its branches, offices and subsidiaries.

Bankruptcy Code: the U.S. Bankruptcy Code as in effect and as amended from time to time and any successor thereto.

Capital Adequacy Costs: shall have the meaning ascribed to such term in the Cash Collateral Agreement.

Cash Collateral Agreement: the cash collateral pledge agreement dated as of the date hereof between the Guarantor, as pledgor, and the Bank, as pledgee.

Change in Law Costs: shall have the meaning ascribed to such term in the Cash Collateral Agreement.

Claim: any right of setoff, claim, counterclaim or cross-claim of any Obligated Party against the Bank and/or any of its Agents.

Collateral: shall have the meaning ascribed to such term in the Cash Collateral Agreement.

Commitment: an Agreement, commitment or obligation of the Bank, whether or not in writing, whether express or implied, and whether or not by operation of law, given to any Person (including but not limited to any Obligated Party) to give or to continue any financial accommodations to any of the Debtors or to change, alter, amend, modify, renew, extend the time of payment of, increase or decrease any of the Obligations.

Credit Enhancement: any Credit Support with respect to any of the Obligations. Any reference herein to "any Credit Enhancement" shall be understood to include but not be limited to (a) this Guaranty, (b) the Cash Collateral Agreement, and
(c) the Collateral (including the Deposit Account).

Creditor: any Person to whom any Guarantor owed or owes any Debt or otherwise was, became, is or becomes indebted, and any other creditor within the meaning under or as defined in each respective Fraudulent Transfer Law.

Credit Support: any collateral, security interest, mortgage, pledge, lien, security, margin, guaranty, insurance, letter of credit, indemnity, subordination, comfort letter, risk participation, repurchase agreement, put, option, banker's lien, setoff, right of offset or netting agreement, or any Agreement pursuant to which a Person agrees to be contingently liable with respect to any Debt of any other Person or Persons, or any other credit support with respect to any Debt of any Person or Persons.

Currency: the lawful currency of any country or the eurocurrency.

Debt: an obligation of any sort for the payment of money in any Currency in any jurisdiction worldwide, and however evidenced, whether (a) principal, interest or otherwise, (b) absolute or contingent, (c) secured or unsecured, (d) joint, several or independent, (e) now or hereafter existing, and (f) created directly or acquired by Transfer or otherwise.

Debtor, Debtors: as specified on the signature page below.

Defense: any fact or circumstance (a) that may affect, suspend, impair, discharge, release, cancel, modify, limit or be a defense (including but not limited to any suretyship defense) to any of the Liabilities of any Obligated Party or any Document or of any of the Bank's rights or remedies with respect thereto, or (b) that may bar enforcement thereof by the Bank.

Department: the department of the Bank responsible for administering the Bank's relationship with the Debtors with respect to the Obligations.

Deposit Account: shall have the meaning ascribed to such term in the Cash Collateral Agreement.

Deposit Rate: shall have the meaning ascribed to such term in the Cash Collateral Agreement.

Document: an Agreement of any Obligated Party relating to any of the Obligations and/or Liabilities. Any reference herein to "any Document" shall be understood to include but not be limited to any Credit Enhancement.

Effective Revocation Time: the close of business on the day that the Department receives written notice of revocation signed by any of the Guarantors.

Entity: any Person other than a natural person.

Expenses: all costs and expenses (including but not limited to fees and disbursements of counsel incurred in enforcing the Bank's rights and remedies hereunder), incurred by the Bank in connection with this Guaranty or any of the Liabilities, limited to those for (a) any action taken after the date hereof, whether or not by litigation, to collect, or to protect rights or interests with respect to, any of the Liabilities, or to preserve, protect, secure, insure, obtain or perfect any Credit Enhancement, (b) compliance with any legal process or any order or directive of any governmental authority with respect to any Obligated Party, (c) any litigation, arbitration or administrative proceeding relating to any Obligated Party, (d) any amendment, modification, extension or waiver with respect to any of the Liabilities, (e) any deduction, withholding, registration tax, stamp tax or similar tax or duty applicable to any payment of any of the Liabilities, (f) Capital Adequacy Costs, (g) Reserve Costs and (h) Change in Law Costs.

Fraudulent Transfer: a "fraudulent transfer", "fraudulent conveyance" or similar term within the meaning under or as defined in each respective Fraudulent Transfer Law.

Fraudulent Transfer Law: the Bankruptcy Code, the New York Debtor and Creditor Law, or the law of any jurisdiction (domestic or foreign) as in effect and as amended from time to time and all successors thereto relating to fraudulent transfers, fraudulent conveyances and/or similar matters.

Guarantor, Guarantors: as specified on the signature page below, and as further defined in Section 14(a).

Guaranty: this Guaranty.

Insolvent as to a Person: (a) insolvent or (b) engaged or about to be engaged in a business or a transaction for which any property remaining with the Person is an unreasonably small capital, or (c) intending to incur or believing that the Person will incur debts that would be beyond the Person's ability to pay as such debts mature, all within the meaning under or as defined in each Fraudulent Transfer Law.

Liabilities: (a) all Obligations and (b) all obligations of Guarantor incurred hereunder (including under Section 7).

Loan Agreement: shall have the meaning ascribed to such term in the Cash Collateral Agreement.

Nonprincipal Obligations: all Obligations, whether interest, fees, expenses or otherwise, other than principal.

Nonrevocable Obligation: any Obligation (including any extension or rollover thereof and any Nonprincipal Obligations accruing thereon after the Effective Revocation Time) that (i) is, or (ii) relates to a contingent liability of the Bank or to a Commitment that in either case was, outstanding on or prior to the Effective Revocation Time.

Obligated Party: (a) each Debtor; (b) each Guarantor; (c) any other Person directly or contingently liable for any of the Obligations, including but not limited to any maker, co-maker, endorser, accommodation party, guarantor, surety or indemnitor with respect to any of the Obligations; (d) any Person providing or issuing any Credit Enhancement with respect to any of the Obligations; or (e) if any Obligated Party is a partnership or joint venture, any general partner or joint venturer therein. Without limiting the foregoing, any reference herein to "any Obligated Party" shall include but not be limited to all of the Debtors and all of the Guarantors, and as to each Guarantor any reference herein to "any other Obligated Party" shall include but not be limited to all of the Debtors and all of the Guarantors other than such Guarantor.

Obligations: the Debt of Debtor under, and pursuant to, the Loan Agreement.

Person: any natural person, firm, partnership, joint venture, company, corporation, limited liability company, unincorporated organization or association, trust, estate, governmental authority or any other entity. Without limiting the foregoing, any reference herein to "any Person" shall include but not be limited to any Obligated Party, and as to each Guarantor any reference herein to "any other Person" shall include but not be limited to any other Obligated Party.

Reasonably Equivalent Value: "reasonably equivalent value", "fair consideration" or similar term within the meaning under or as defined in each respective Fraudulent Transfer Law.

Reserve Costs: shall have the meaning ascribed to such term in the Cash Collateral Agreement.

Subrogation Rights: all legal and equitable rights and claims arising from the existence or performance of this Guaranty that any of the Guarantors may now or hereafter have, including without limitation all rights of subrogation, indemnity, reimbursement, exoneration and/or contribution, and including without limitation any such right or claim against or with respect to any property (including without limitation any Credit Enhancement) of any Obligated Party.

Syndicated Credit Agreement: the Credit Agreement dated as of March 16, 2005 among Perrigo Company, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto, JP Morgan Chase Bank, N.A., as Administrative Agent, Bank Leumi USA, as Syndication Agent, and Bank of America, N.A. and Standard Federal Bank, N.A. and National City Bank, as Documentation Agents.

Transfer: any negotiation, assignment, participation, conveyance, grant of security interest, lease, delegation, or any other direct or indirect transfer of complete or partial, legal, beneficial, economic or other interest or obligation.

Transferee: any Person to whom a Transfer is made.

                                 SIGNATURE PAGE

Each of the Guarantors makes this Guaranty in favor of the Bank, and each agrees to be bound jointly and severally by the terms and conditions of this Guaranty, both the general terms and conditions set forth above and the specific terms and conditions set forth below.

a) DEBTOR(S) [PRINT FULL NAME(S)]: PERRIGO ISRAEL HOLDINGS LTD., A/K/A/ PERRIGO HOLDING LTD., its successors and/or assigns

b) TYPE OF GUARANTY: NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR GUARANTOR'S OBLIGATIONS UNDER SECTION 7(A) OF THIS GUARANTY AND UNDER SECTION 13 OF THE CASH COLLATERAL AGREEMENT (COLLECTIVELY "RECOURSE OBLIGATIONS"), THIS GUARANTY IS NON-RECOURSE TO THE GUARANTOR AND NOTHING HEREIN CONTAINED SHALL BE DEEMED TO CAUSE THE GUARANTOR TO BE PERSONALLY LIABLE TO PAY ANY OF THE INDEBTEDNESS, OBLIGATIONS OR LIABILITIES HEREUNDER, AND NOTWITHSTANDING ANYTHING HEREIN (EXCEPT FOR THE RECOURSE OBLIGATIONS) OR IN THE CASH COLLATERAL AGREEMENT TO THE CONTRARY THE SOLE REMEDY OF THE BANK WITH RESPECT TO THE GUARANTOR SHALL BE AGAINST THE COLLATERAL (EXCEPT WITH RESPECT TO THE RECOURSE OBLIGATIONS). THE BANK SHALL NOT ENFORCE THE INDEBTEDNESS, OBLIGATIONS OR LIABILITIES OF THE GUARANTOR TO PERFORM AND OBSERVE ANY OF ITS OBLIGATIONS THAT MAY BE CONTAINED HEREIN OR IN THE CASH COLLATERAL AGREEMENT BY ANY ACTION OR PROCEEDING WHEREIN A MONEY JUDGMENT SHALL BE SOUGHT AGAINST GUARANTOR, EXCEPT WITH RESPECT TO THE RECOURSE OBLIGATIONS AND EXCEPT THAT THE BANK MAY BRING ANY ACTION, INCLUDING AN ACTION FOR SPECIFIC PERFORMANCE OR ANY OTHER APPROPRIATE ACTION OR PROCEEDING, TO ENABLE THE BANK TO ENFORCE AND REALIZE UPON ITS INTEREST IN THE COLLATERAL PURSUANT TO THE (A) CASH COLLATERAL AGREEMENT, AND/OR (B) THIS GUARANTY. THE PROVISIONS OF THIS SUBSECTION (B) SHALL NOT, HOWEVER, (I) CONSTITUTE A WAIVER, RELEASE OR IMPAIRMENT OF ANY OBLIGATION EVIDENCED OR SECURED BY THE CASH COLLATERAL AGREEMENT AND/OR THE COLLATERAL; (II) IMPAIR THE RIGHT OF THE BANK TO NAME GUARANTOR AS A PARTY DEFENDANT IN ANY ACTION OR SUIT TO ENABLE THE BANK TO ENFORCE AND REALIZE UPON ITS INTEREST IN THE COLLATERAL PURSUANT TO THE CASH COLLATERAL AGREEMENT AND/OR THIS GUARANTY; (III) AFFECT THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE CASH COLLATERAL AGREEMENT; (IV) IMPAIR THE ENFORCEMENT OF THE CASH COLLATERAL AGREEMENT; OR (V) CONSTITUTE A WAIVER RELEASE OR IMPAIRMENT OF THE BANK'S RIGHT TO ENFORCE ITS RIGHTS AGAINST GUARANTOR, BY AN ACTION OR PROCEEDING WHEREIN MONEY JUDGMENT SHALL BE SOUGHT AGAINST THE GUARANTOR OR OTHERWISE, WITH RESPECT TO THE RECOURSE OBLIGATIONS.

c) OPPORTUNITY TO CONSULT WITH COUNSEL. EACH GUARANTOR ACKNOWLEDGES HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL PRIOR TO EXECUTING THIS GUARANTY.

d) JURY TRIAL WAIVER. BOTH THE BANK AND THE GUARANTORS WAIVE AND GIVE UP THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE, ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OF THE OBLIGATIONS OR LIABILITIES; ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OF THE OBLIGATIONS OR LIABILITIES SHALL TAKE PLACE WITHOUT A JURY.

     Date: March 16, 2005

                        SIGNATURE(S) AND IDENTIFICATION:

                                        If corporation partnership, or other
                                        entity:

                                        PERRIGO INTERNATIONAL, INC.


                                        By: /s/ James R. Ondersma
                                            ------------------------------------
                                            James R. Ondersma
                                            Treasurer

                                        Tax ID No. 38-3144353

All signature(s) verified: /s/ Maxine Levy
                           ------------------------------------

Guarantors' address and fax number for purposes of notice:

Address: 515 Eastern Avenue
         Allegan, Michigan 49010
         Attn: James R. Ondersma, Treasurer

Fax: 269-673-1234

Email: jondersm@perrigo.com

                                 ACKNOWLEDGEMENT

STATE OF MICHIGAN   )
                    ) ss.:
COUNTY OF ALLEGAN   )

     The foregoing instrument was acknowledged before me in Allegan County, Michigan, on March 16, 2005, by James R. Ondersma, the Treasurer of Perrigo International, Inc., a Michigan corporation for the corporation.


                                        /s/ Diane L. Lunt
                                        ----------------------------------------
                                            Notary Public